UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2022

ProFrac Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41388	87-2424964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Shops Boulevard, Suite 301 Willow Park, Texas	76087
(Address of principal executive offices)	(Zip Code)

(254) 776-3722

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A common stock, par value $0.01 per share	PFHC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed by ProFrac Holding Corp., a Delaware corporation (“ProFrac” or the “Company”), with the Securities and Exchange Commission (the “SEC”) on June 24, 2022, ProFrac entered into that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 21, 2022, by and among ProFrac, U.S. Well Services, Inc., a Delaware corporation (“USWS”), and Thunderclap Merger Sub I, Inc., a Delaware corporation and an indirect subsidiary of ProFrac (“Merger Sub”). On November 1, 2022, pursuant to the terms and conditions of the Merger Agreement, Merger Sub merged with and into USWS, with USWS surviving the merger as the surviving corporation and an indirect subsidiary of ProFrac (the “Merger”). The events described in this Current Report on Form 8-K occurred in connection with the consummation of the Merger.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note is incorporated herein by reference.

Second Amendment to the Term Loan Credit Facility

As previously disclosed, ProFrac entered into that certain Term Loan Credit Agreement, dated as of March 4, 2022 (as amended by the First Amendment to Term Loan Credit Agreement, dated as of July 25, 2022, the “Term Loan Agreement”), by and among ProFrac Holdings LLC (the predecessor of the Company, or “ProFrac Holdings”), ProFrac Holdings II LLC, as borrower (“ProFrac II LLC” or, in such capacity, the “Term Loan Borrower”), the guarantors party thereto and each of the lenders party thereto, and Piper Sandler Finance LLC, as the agent and collateral agent for the lenders. On November 1, 2022, ProFrac entered into the Second Amendment, Consent and Limited Waiver to Term Loan Credit Agreement (the Term Loan Agreement as amended by the Second Amendment, Consent and Limited Waiver to Term Loan Credit Agreement, the “Amended Term Loan Agreement”).

Pursuant to the Amended Term Loan Agreement, the Agent and the Required Lenders have agreed to: (A) consent to (i) the Amended Credit Facility (as defined below); (ii) certain existing debt of U.S. Well Services Holdings, LLC (successor by conversion to U.S. Well Services, Inc.), a Delaware limited liability company (“U.S. Well LLC”), and each of its subsidiaries (collectively, the “U.S. Well Entities”), remaining outstanding (the “U.S. Well Debt”) following the Merger; (iii) the corresponding liens on the assets of the U.S. Well Entities securing such U.S. Well Debt (the “U.S. Well Liens”) remaining outstanding following the Merger and (iv) any restrictions existing under the agreements evidencing the U.S. Well Debt, which would otherwise be prohibited under the Amended Term Loan Agreement and (B) waive any defaults and/or events of default arising as a result of the defaults and/or events of default existing under the agreements evidencing the U.S. Wells Debt, including without limitation, as a result of the consummation of the First Amendment Acquisition (as defined in the Amended Term Loan Agreement) with respect to the U.S. Well Entities, subject to the terms and conditions set forth in the Amended Term Loan Agreement. Immediately following consummation of the Merger, the U.S. Well Debt was repaid in full and the U.S. Well Liens were all released.

The foregoing description of the Amended Term Loan Agreement and related matters does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Term Loan Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Second Amendment to the ABL Credit Facility

As previously disclosed, ProFrac entered into that certain asset-based revolving Credit Agreement, dated as of March 4, 2022 (as amended by the First Amendment to the ABL Credit Facility, dated as of July 25, 2022, the “ABL Credit Facility”), by and among ProFrac Holdings, ProFrac II LLC, as borrower (the “ABL Borrower”), the guarantors party thereto, the lenders and letter of credit issuers party thereto, and JPMorgan Chase Bank, N.A., as the agent, the collateral agent and the swingline lender. On November 1, 2022, ProFrac entered into the Second Amendment to the ABL Credit Facility (the ABL Credit Facility as amended by the Second Amendment to the ABL Credit Facility, the “Amended Credit Facility”).

Pursuant to the Amended Credit Facility, the Agent and the Lenders have agreed to: (A) consent to U.S. Well LLC and its subsidiaries becoming Restricted Subsidiaries (as defined in the Amended Term Loan Agreement) of ProFrac Holdings immediately prior the payment in full of certain U.S. Well Debt and the termination and release of certain U.S. Well Liens and agree that the existence of such debt or liens any restrictions in the applicable documents will not trigger a default or event of default under the Amended Credit Facility and (B) waive any defaults and/or events of default under the ABL Credit Facility and the other applicable loan documents solely relating to or arising from (i) U.S. Well and its subsidiaries becoming Restricted Subsidiaries of ProFrac Holdings immediately prior the payment in full of the certain of the U.S. Well Debt and the termination and release of certain U.S. Well Liens and (ii) any defaults and/or events of default existing under the applicable documents which govern the U.S. Well Debt, including without limitation, as a result of the consummation of the Merger, subject to the terms and conditions set forth in the Amended Credit Facility.

Under the Amended Credit Facility, (i) the aggregate Maximum Revolver Amount (as defined in the Amended Credit Facility) was increased from $200,000,000 to $280,000,000, as of the Second Amendment Effective Date (as defined in the Amended Credit Facility) and (ii) the Borrower is entitled to request up to $120,000,000 of additional Revolving Credit Commitment Increases (as defined in the Amended Credit Facility) after the Second Amendment Effective Date subject to certain terms and conditions provided that, as of the Second Amendment Effective Date, such additional Revolving Credit Commitment Increases are uncommitted.

In connection with the Merger, the ABL Borrower borrowed approximately $164 million under the Amended Credit Facility. Immediately prior to this draw down, there were no amounts outstanding under the Amended Credit Facility.

The foregoing description of the Amended Term Loan Agreement and related matters does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Credit Facility, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K.

Amended and Restated Warrant Agreements

Prior to the Effective Time, ProFrac executed an amendment to each warrant agreement that governed each SPAC Warrant, Series A Warrant, Placement Agent Warrant and RDO Warrant (as such terms are defined in the Merger Agreement) (collectively, the “Rollover Warrants”) to assume each Rollover Warrant as of the Effective Time in accordance with the terms thereof and the Merger Agreement. The Rollover Warrants remain outstanding following the Merger through their prescribed terms but now represent the right to receive upon valid exercise thereof shares of PFHC Common Stock (as defined below) equal to the product of (A) the number of shares of USWS Common Stock subject to such Rollover Warrant immediately prior to the Effective Time and (B) the Exchange Ratio (as defined below). Additionally, each Rollover Warrant was amended such that the exercise price of such Rollover Warrant equals the current exercise price of such Rollover Warrant divided by the Exchange Ratio.

The foregoing description of the Rollover Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of each amended and restated warrant agreement, copies of which are attached as Exhibit 10.3, Exhibit 10.4, Exhibit 10.5 and Exhibit 10.6 to this Current Report on Form 8-K.

Amendment No. 1 to Amended and Restated Series A and SPAC Warrant Agreements

At the Effective Time, ProFrac, Continental Stock Transfer & Trust Company (“CST”) and American Stock Transfer & Trust Company, LLC (“AST”) entered into the Amendment No. 1 to the Amended and Restated Series A Warrant Agreement and the Amendment No. 1 to the Amended and Restated SPAC Warrant Agreement pursuant to which agreements CST resigned as the warrant agent and AST agreed to serve as the successor warrant agent under each amended and restated warrant agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note is incorporated herein by reference.

Conversion of USWS’ Securities

•

At the effective time of the Merger (the “Effective Time”), each share of Class A Common Stock of USWS, par value $0.0001 per share (the “USWS Common Stock”) was converted automatically into the right to receive 0.3366 (the “Exchange Ratio”) shares of Class A common stock of ProFrac, par value $0.01 per share (the “PFHC Common Stock”) (the “Merger Consideration”), as adjusted from the agreed upon Merger Agreement ratio of 0.0561 to account for the 1-for-6 reverse stock split implemented by USWS on August 4, 2022.

•	Immediately prior to the Effective Time:

•

each holder of Series A Redeemable Convertible Preferred Stock of USWS, par value $0.0001 per share, (the “USWS Series A Preferred Stock”) had the option of converting such stock into shares of USWS Common Stock at the Merger Conversion Ratio (as defined in the Merger Agreement), and any shares of USWS Series A Preferred Stock not so converted at the Merger Conversion Ratio were automatically converted into shares of USWS Common Stock at the then-effective conversion rate as calculated pursuant to USWS’ Certificate of Designations (as defined in the Merger Agreement); and

•

each Equity Linked Convertible Note (as defined in the Merger Agreement) issued and outstanding at such time was automatically converted into a number of shares of USWS Common Stock equal to the quotient obtained by dividing (i) the amount of outstanding aggregate principal amount, plus accrued and unpaid interest, owing under such Equity Linked Convertible Note through July 9, 2022, by (ii) $7.32.

•

At the Effective Time, each February Term C Loan Warrant and March Term C Loan Warrant (as such terms are defined in the Merger Agreement) that was issued and outstanding immediately prior to the Effective Time (which was held by ProFrac pursuant to the Warrant Sale, as such term is defined and described below) was automatically canceled and ceased to exist and no consideration was delivered in exchange therefor.

•

The obligations of USWS under the Rollover Warrants were assumed by ProFrac and the Rollover Warrants now represent the right to receive upon valid exercise thereof shares of PFHC Common Stock equal to the product of (A) the number of shares of USWS Common Stock subject to such Rollover Warrant immediately prior to the Effective Time and (B) the Exchange Ratio, as further described under Item 1.01, above.

Conversion of USWS Stock-Based Awards

•

At the Effective Time, each share of USWS Common Stock that was subject to vesting, repurchase, or other lapse of restrictions that was outstanding and unvested under USWS’ Amended and Restated 2018 Stock Incentive Plan (the “Company LTIP”) immediately prior to the Effective Time was, by virtue of the Merger and without any action on the part of the holder thereof, canceled in exchange for the right to receive the Merger Consideration and, in lieu of any fractional shares, cash.

•

Immediately prior to the Effective Time, each then-outstanding deferred stock unit or restricted stock unit, in each case representing a right to receive one share of USWS Common Stock granted under the Company LTIP (each, a “DSU”), was, by virtue of the Merger and without any action on the part of the holder thereof, canceled and converted into the right to receive the Merger Consideration and, in lieu of any fractional shares, cash.

•

Immediately prior to the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, (i) each then-outstanding Pool A Performance Award (as defined in the Merger Agreement) was canceled and converted into the right to receive (A) for recipients of Pool A Performance Awards who consented to the terms of that certain Amendment to Performance Awards included as an exhibit to the Merger Agreement (the “Award Amendment”), the Merger Consideration in an amount equal to the accumulated award value as of July 19, 2022 divided by $7.32, and (B) with respect to each Pool A Performance Award not amended by an Award Amendment, the Merger Consideration in an amount equal to the accumulated award value as of the Effective Time divided by $7.32; and (ii) each then-outstanding Pool B Performance Award (as defined in the Merger Agreement) was canceled and converted into the right to receive (A) with respect to each Pool B Performance Award amended by an Award Amendment, the Merger Consideration in an amount equal to the accumulated award value as of July 19, 2022 divided by $6.468, and (B) with respect to each Pool B Performance Award not amended by an Award Amendment, the Merger Consideration in an amount equal to the accumulated award value as of the Effective Time divided by $6.468.

Merger Consideration; Material Relationship

The value of the aggregate equity issued in connection with the Merger, based on the PFHC Common Stock 10-day VWAP as of October 31, 2022, is approximately $270 million. In addition, ProFrac is using cash to retire approximately $170 million of USWS debt, leaving approximately $35 million of various forms of equipment related financing outstanding, and is paying approximately $22 million in pre-payment penalties in connection with the consummation of the Merger.

Dan Wilks and Farris Wilks, together with certain of their affiliates, (collectively, the “Wilks Parties”) collectively hold a controlling interest in ProFrac. Certain Wilks Parties also owned certain securities of USWS. Upon the consummation of the Merger, the Wilks Parties received an aggregate of 4,138,596 shares of PFHC Common Stock as Merger Consideration, which, based on the PFHC Common Stock 10-day VWAP as of October 31, 2022, is approximately $86 million.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on June 24, 2022, which is incorporated herein by reference.

Warrant Sale

In connection with the Merger, the holders of the February Term C Loan Warrants and the March Term C Loan Warrants (as such terms are defined in the Merger Agreement) sold all of their respective February Term C Loan Warrants and March Term C Loan Warrants to ProFrac in exchange for an aggregate purchase price of $2,639,999.82 (the “Warrant Sale”).

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On November 1, 2022, ProFrac issued a press release announcing the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Limitation on Incorporation by Reference. The information furnished in this Item 7.01, including the press release attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the press release regarding these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

Financial Statement of Businesses Acquired and Pro Forma Financial Information

The financial statements required by Item 9.01(a) of Form 8-K, and the unaudited pro forma condensed combined financial statements and notes related thereto required by Item 9.01(b) of Form 8-K, are not included in this Current Report on Form 8-K. The financial statements and pro forma condensed combined financial statements will be filed by an amendment to this Current Report on Form 8-K within the time period specified in the instructions to Item 9.01 of Form 8-K.

(d) Exhibits.

Exhibit No.	Description

2.1†	Agreement and Plan of Merger, dated as of June 21, 2022, by and among U.S. Well Services, Inc., ProFrac Holding Corp. and Thunderclap Merger Sub I, Inc. (incorporated by reference to Exhibit 2.1 to ProFrac Holding Corp.’s Current Report on Form 8-K filed with the SEC on June 24, 2022).

10.1*^	Second Amendment to Term Loan Credit Agreement, dated as of November 1, 2022, by and among ProFrac Holdings II, LLC, ProFrac Holdings, LLC, the guarantors party thereto, the lenders party thereto, and Piper Sandler Finance LLC, as the agent and collateral agent for the lenders.

10.2*^	Second Amendment to Credit Agreement, dated as of November 1, 2022, by and among ProFrac Holdings II, LLC, ProFrac Holdings, LLC, the guarantors party thereto, the lenders party thereto, and JPMorgan Chase Bank, N.A., as the agent and collateral agent for the lenders.

10.3*	Amended and Restated Series A Warrant Agreement, dated November 1, 2022, between ProFrac Holding Corp. and Continental Stock Transfer & Trust Company.

10.4*	Amended and Restated SPAC Warrant Agreement, dated November 1, 2022, between ProFrac Holding Corp. and Continental Stock Transfer & Trust Company.

10.5*	Amended and Restated Placement Agent Warrants of ProFrac Holding Corp.

10.6*	Amended and Restated RDO Warrants of ProFrac Holding Corp.

10.7*	Amendment No. 1 to Amended and Restated Series A Warrant Agreement, dated November 1, 2022, between ProFrac Holding Corp., Continental Stock Transfer & Trust Company and American Stock Transfer & Trust Company, LLC.

10.8*	Amendment No. 1 to Amended and Restated SPAC Warrant Agreement, dated November 1, 2022, between ProFrac Holding Corp., Continental Stock Transfer & Trust Company and American Stock Transfer & Trust Company, LLC.

99.1**	Press Release dated November 1, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
**	Furnished herewith.
†	The schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules, or any section thereof, to the SEC upon request.
^

Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The registrant agrees to furnish supplementally an unredacted copy of the exhibit to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFRAC HOLDING CORP.

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

Date: November 1, 2022